SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------
       Date of Report (Date of earliest event reported): December 12, 1997

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)

                  Delaware            001-13187          22-3338356
               (State or other    (Commission file      (IRS employer
               jurisdiction of         number)         identification
               incorporation)                               no.)

             97 Main Street                               07928
             Chatham, New Jersey                       (Zip code)
             (Address of principal
             executive offices)
             Registrant's telephone
             number, including area code:
             (973) 377-4646

          The following amends and restates in its entirety Item 7 of the Form 8-K of Clearview Cinema Group, Inc. which reported an event dated December 12, 1997, and which was filed with the Securities and Exchange Commission on December 23, 1997:

Item 7. Financial Statements,  Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

            CJM Theaters at Kin-Mall, Middlebrook, Cedar Grove and Bellevue
               Independent Auditors' Report
               Combined Balance Sheet as of September 30, 1997
               Combined Statements of Income and Changes in Retained
                  Earnings for the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997
               Combined Statements of Cash Flows for
                  the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997
               Notes to Combined Financial Statements

(b) Pro forma financial information.

            Clearview Cinema Group, Inc.
               Pro Forma Condensed Consolidated Balance Sheet
                  as of September 30, 1997 (Unaudited)
               Pro Forma Condensed Consolidated Statement of Operations
                  for the Nine Months Ended September 30, 1997 (Unaudited)
               Pro Forma Condensed Consolidated Statement of Operations
                  for the Year Ended December 31, 1996 (Unaudited)
               Notes to Pro Forma Condensed Financial Statements

(c) Exhibits.

            2.01 Agreement and Plan of Reorganization dated as of November 14, 1997 by and among the Clearview Cinema Group, Inc., CCC Bellevue Cinema Corp., The New Bellevue Theater Corp. and Jesse Sayegh (previously filed)

            2.02 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Cedar Grove Cinema Corp., C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (previously filed)

            2.03 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Kin Mall Cinema Corp., Kin Mall Cinemas, Inc., C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (previously filed)

            2.04 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Middlebrook Cinema Corp., Middlebrook Galleria Cinemas, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (previously filed)

            9.01 Voting Trust Agreement dated as of December 12, 1997 by and among The New Bellevue Theater Corp., Jesse Sayegh and A. Dale Mayo, as Trustee (previously filed)

           10.01 Lease dated December 1997 between Jesse Y. Sayegh and CCC Bellevue Cinema Corp. together with Rider to Lease, as amended by Rider Attachment to Lease dated December 12, 1997 (previously filed)

           10.02 Registration Rights Agreement dated as of December 12, 1997 by and among Clearview Cinema Group, Inc., The New Bellevue Theater Corp. and Jesse Sayegh (previously filed)

           10.03 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Cedar Grove Cinema Corp., Clearview Cinema Group, Inc. and Leonard Diener Investment Company, assigning that certain Lease Agreement by and between Beatrice Diener d/b/a/ Leonard Diener Investment Company and Jessee Sayegh dated May 29, 1990, as amended by letter dated March 26, 1997 (previously filed)

           10.04 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Kin Mall Cinema Corp., Clearview Cinema Group, Inc. and C.J.M. Enterprises, Inc., assigning that certain Lease by and between Lester M. Entin Associates and C.J.M. Enterprises, Inc. dated December 17, 1991, as amended by First Amendment to lease dated December 31, 1996 (previously filed)

           10.05 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Middlebrook Cinema Corp., Clearview Cinema Group, Inc., Westwood Oaks, Inc. and Westwood Oaks Associates, assigning that certain Lease by and between Westwood Oaks, Inc. and Jesse Sayegh dated September 28, 1993, together with Rider LC to Lease (previously filed)

           10.06 Amended and Restated Credit Agreement dated as of September 12, 1997 by and among Clearview Cinema Group, Inc., its wholly-owned subsidiaries and The Provident Bank (previously filed)

           10.07 First Amendment to Amended and Restated Credit Agreement dated as of December 12, 1997 by and among Clearview Cinema Group, Inc., et al. and The Provident Bank (previously filed)

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Clearview Cinema Group, Inc.


We have audited the combined balance sheet of the CJM Theaters at Kin-Mall, Middlebrook, Cedar Grove and Bellevue (the "CJM Theaters") as of September 30, 1997 and the related combined statements of income and retained earnings and cash flows for the nine months ended September 30, 1997 and the year ended December 31, 1996. These combined financial statements are the responsibility of the management of CJM Entertainment, Inc. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the CJM Theaters at September 30, 1997, and the results of their operations and their cash flows for the nine months ended September 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                       WISS & COMPANY, LLP

          Woodbridge, New Jersey
          December 4, 1997

                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                           CEDAR GROVE AND BELLEVUE

                             COMBINED BALANCE SHEET

                               September 30, 1997

                           ASSETS

           CURRENT ASSETS:

              Cash                                $1,030,467
              Inventories                             15,657
              Other current assets
                                                      31,668
                                                      ------

                 Total current assets                               $1,077,792

           PROPERTY AND EQUIPMENT, NET OF

             ACCUMULATED DEPRECIATION                                2,479,993
          OTHER ASSETS                                                  30,280

                                                                    $3,588,065
                                                                    ==========

           LIABILITIES AND STOCKHOLDERS' EQUITY

          ACCOUNTS PAYABLE AND ACCRUED EXPENSES                     $  377,445
          AMOUNTS DUE TO OFFICER                                     2,313,489

          COMMITMENTS AND CONTINGENCIES
          STOCKHOLDERS' EQUITY:

              Common stock                            19,000
              Retained earnings                      878,131
                                                     -------

                  Total stockholders' equity                           897,131
                                                                    $3,588,065
                                                                    ==========

          See accompanying notes to combined financial statements.



                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

         COMBINED STATEMENTS OF INCOME AND CHANGES IN RETAINED EARNINGS

                                                                 Nine Months
                                                Year Ended       Ended
                                                December 31,     September 30,
                                                1996             1997
                                                -------------    -------------
        THEATER REVENUES:
             Box office                          $3,774,264       $3,532,934
             Concession                           1,211,383        1,015,434
             Other                                   10,008           12,300
                                                     ------           ------
                                                  4,995,655        4,560,668
                                                  ---------        ---------

          OPERATING EXPENSES:

              Film rental and booking fees        1,703,429        1,608,263
              Cost of concessions                   248,766          194,289
              Theater operating expenses          1,823,464        1,695,748
              General and administrative
                expenses                            181,116          114,834

              Depreciation and amortization         314,976          191,781
                                                    -------          -------
                                                  4,271,751        3,804,915
                                                  ---------        ---------

          OPERATING INCOME                          723,904          755,753
          INTEREST EXPENSE                          182,296          151,409

          INCOME BEFORE PROVISION FOR INCOME

             TAXES                                  541,608          604,344
          PROVISION FOR INCOME TAXES                 18,761           25,500
                                                     ------           ------


          NET INCOME                                522,847          578,844
          RETAINED EARNINGS, BEGINNING OF           326,579          643,381
          PERIOD


          DISTRIBUTIONS TO STOCKHOLDERS            (206,045)        (344,094)
                                                   --------         --------

          RETAINED EARNINGS, END OF PERIOD      $   643,381     $    878,131
                                                ===========     ============

          See accompanying notes to combined financial statements.


                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                  Nine Months
                                                 Year Ended       Ended
                                                 December 31,     September 30,
                                                 1996             1997
                                                 ------------     -------------

           CASH FLOWS FROM OPERATING ACTIVITIES:
             Net income                             $522,847        $578,844
             Adjustments to reconcile net
              income to net cash flows from
              operating activities:
              Depreciation and amortization          314,976         191,781
              Changes in operating assets and
              liabilities:
                   Inventories                            40         (2,795)
                   Other current assets                2,060        (10,553)
                   Other assets                     (29,668)           1,501
                   Accounts payable and
                    accrued expenses                  28,296        (148,958)
                                                      ------        --------
                  Net cash flows from
                    operating activities             838,551         609,820
                                                     -------         -------

           CASH FLOWS FROM INVESTING ACTIVITIES:
              Purchase of property and
                equipment                           (398,904)       (293,327)
                                                    --------        --------
                Net cash flows from
                 investing activities               (398,904)       (293,327)
                                                    --------        --------

           CASH FLOW FROM FINANCING ACTIVITIES:
                Distributions to stockholders       (206,045)       (344,094)
                Net advances from officer             58,418          30,666
                Proceeds from issuance of
                  common stock                        2,000
                                                      -----         ---------

                Net cash flows from
                  financing activities             (145,627)        (313,428)
                                                   --------         --------

               NET CHANGE IN CASH                    294,020           3,065
               CASH, BEGINNING OF PERIOD             733,382       1,027,402
               CASH, END OF PERIOD                $1,027,402      $1,030,467
                                                  ==========      ==========

               SUPPLEMENTAL CASH FLOW
                INFORMATION:
                   Interest paid                 $   182,296     $   151,409
                                                 ===========     ===========
                   Income taxes paid             $     8,500     $    18,000
                                                 ===========     ===========

            See accompanying notes to combined financial statements.


                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

                       NOTES TO COMBINED FINANCIAL STATEMENTS

Note 1 - Nature of the Business and Summary of Significant Accounting Policies:

                    Principles of Combination - The combined financial statements include the accounts of certain theater affiliates of CJM Entertainment, Inc. ("CJM") at Kin- Mall, Middlebrook, Cedar Grove and Bellevue (the "CJM Theaters"). All significant inter-location balances and transactions have been eliminated in combination.

                    Nature of the Business - The CJM Theaters operated multi-screen theaters located in Morris, Essex and Monmouth Counties, New Jersey.

                    Revenues and Film Rental Costs - The CJM Theaters recognize revenues from box office admissions and concession sales at the time of sale. Film rental costs are based on a film's box office receipts and length of a film's run.

                    Seasonality - The CJM Theaters' business is seasonal with a large portion of their revenues and profits being derived during the summer months(June through August) and the holiday season (November and December).

                    Estimates and Uncertainties - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, as determined at a later date, could differ from those estimates.

                    Property and Equipment - Property and equipment are stated at cost. Theater equipment and office furniture and equipment are depreciated using straight line and accelerated methods over the estimated useful lives of the assets of 7 years. Leasehold improvements are amortized using the straight-line method over the term of the related lease or the estimated useful life of the asset, whichever is less.

                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

                     NOTES TO COMBINED FINANCIAL STATEMENTS


                    Rent Expense - The CJM Theaters included in the combined financial statements are operated under leases that contain predetermined increases in the rentals payable during the term of such leases. For these leases, the aggregate rental expense over the lease terms is recognized on a straight-line basis over the lease terms. The differences between the expense charged to operations and the amount payable under that lease are recorded annually as deferred rent expense, which will ultimately reverse over the lease term. Additional rent is paid for common area maintenance and may also be charged based on a percentage of net revenue in excess of a predetermined amount.

                    Financial Instruments - Financial instruments include cash and accounts payable and accrued expenses The amounts reported for financial instruments are considered to be reasonable approximations of their fair values, based on market information of financial instruments with similar characteristics available to management.

                    Income Taxes - The CJM Theaters have elected under Section 1361 of the Internal Revenue Code and under New Jersey corporate statutes to be taxed as small business corporations. Under these provisions, all earnings and losses of the CJM Theaters are reported on the tax returns of the shareholders. Accordingly, no provision has been made for federal income taxes and the CJM Theaters are subject to state taxes at a nominal rate.

                    Impairment of Long-Lived Assets - In 1996, the CJM Theaters adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The effect of adoption of the statement did not have a material effect on the financial statements.

                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,

                            CEDAR GROVE AND BELLEVUE

                       NOTES TO COMBINED FINANCIAL  STATEMENTS

Note 2 - Property and Equipment:

                    Property and equipment at September 30, 1997 are summarized as follows:

                       Leasehold improvements                $ 2,323,240
                       Furniture and other equipment           1,480,472
                                                               ---------
                                                               3,803,712
                       Less: Accumulated depreciation and
                        amortization                           1,323,719
                                                               ---------
                                                             $ 2,479,993



                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,

                            CEDAR GROVE AND BELLEVUE

                       NOTES TO COMBINED  FINANCIAL  STATEMENTS

 Note 3 - Common Stock:

             Common stock consist of the following at September 30, 1997:

                 Kin-Mall:
                       No par value, authorized 2500
                         shares, issued and outstanding    $   2,000
                         200 shares

                 Middlebrook:
                       No par value, authorized 2500          10,000
                         shares, issued and outstanding
                         100 shares

                 Cedar Grove:
                       No par value, authorized 2500
                         shares, issued and outstanding        5,000
                         200 shares

                 Bellevue:
                       No par value, authorized 2500
                         shares, issued and outstanding
                         200 shares                            2,000
                                                               -----

                                                             $ 19,000

                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

                     NOTES TO COMBINED FINANCIAL STATEMENTS

Note  4 - Commitments and Contingencies:

                    Theater Leases - The following is a schedule of future minimum rental payments required for all non-cancellable operating leases that have initial or remaining lease terms in excess of one year at September 30, 1997:

                         Year Ending September 30,

                               1998                       $    712,112
                               1999                            668,135
                               2000                            448,250
                               2001                            470,325
                               2002                            430,326
                               2003 and thereafter           2,249,744
                                                             ---------
                                                            $4,978,892
                                                            ==========

                    Rent expense for theater operating leases for the nine months ended September 30, 1997 and the year ended December 31, 1996, was approximately $608,000 and $750,000, respectively.

 Note 5 - Related Party Transactions:

                    Due to Officer - The amount due to officer represent advances made to each of the respective CJM Theaters' since their inception. No specified payment terms have been determined.

 Note 6  - Subsequent Event (Unaudited):

                    In December 1997, CJM sold substantially all of the assets, including leasehold interests, equipment and various operating contracts of the CJM Theaters at Kin-Mall, Middlebrook, Cedar Grove and Bellevue to Clearview Cinema Group, Inc. ("Clearview").

                    CJM received 62,500 shares of common stock of Clearview in exchange for certain furniture, fixtures, equipment, and personal property related to the operation of its Bellevue theater, a four-screen theater located in Upper Montclair, New Jersey and a leasehold interest in the real property on which that theater is located.

                     CJM THEATERS AT KIN-MALL, MIDDLEBROOK,
                            CEDAR GROVE AND BELLEVUE

                     NOTES TO COMBINED FINANCIAL STATEMENTS



                    Pursuant to three separate asset purchase agreements, CJM sold the respective leasehold interests and furniture, fixtures, equipment and personal property related to the operation of its eight-screen Kin-Mall theater located in Kinnelon, New Jersey; its five-screen theater located in Cedar Grove, New Jersey; and its ten-screen Middlebrook theater located in Ocean Township, New Jersey. The aggregate purchase price of these three acquisitions totaled $8.75 million; $7.25 million in cash and the right to receive 1,500 shares of Clearview's Class B Non-Voting Cumulative Redeemable Preferred Stock (the "Class B Preferred Stock").

                    CJM will receive cash of $1.5 million (plus interest accrued at 10 1/2%) in lieu of the Class B Preferred Stock if Clearview consummates a specified debt offering by certain prescribed dates. In addition, the right to receive 750 of the 1,500 shares of Clearview's Class B Preferred Stock will also terminate if, prior to December 12, 1999, any other party receives all material governmental approvals for the construction of a new theater complex in a specified location.

                          CLEARVIEW CINEMA GROUP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma condensed consolidated financial information and related notes give effect to the acquisition of the CJM Theaters at Kin-Mall, Middlebrook, Cedar Grove and Bellevue (the "CJM Acquisition") Clearview Cinema Group, Inc. (the "Company"). The pro forma financial information includes: (i) an unaudited pro forma condensed consolidated balance sheet of the Company giving effect to the CJM Acquisition as if it had occurred on September 30, 1997; (ii) an unaudited pro forma consolidated statement of operations of the Company for the nine months ended September 30, 1997 giving effect to the CJM Acquisition and the Company's prior acquisitions as if they had occurred on January 1, 1997; and (iii) an unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 1996 giving effect to the CJM Acquisition and the Company's prior acquisitions as if they had occurred on January 1, 1996.

This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto and has been prepared utilizing the consolidated and combined financial statements and notes thereto appearing in the Company's Registration Statement on Form SB-2 (as amended), which became effective on August 12, 1997 (the "Form SB-2"), its Form 10-QSB for the quarter ended September 30, 1997 and its Form 8-K/A (the "NF Form 8-K/A"), which reported the Company's acquisition of the Nelson Ferman Theaters at Parsippany and Roxbury (the "NF Acquisition") (See Notes 1 and 3).

The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the Company that actually would have occurred had the CJM Acquisition and the Company's prior acquisitions been consummated on the dates indicated or (ii) the results of operations of the Company that may occur or be obtained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, and the other financial information appearing in the Company's Form SB-2, its Form 10-QSB for the quarter ended September 30, 1997 and its NF Form 8-K/A, which reported the NF Acquisition.

                          CLEARVIEW CINEMA GROUP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1997

                                   (Unaudited)


                            Pro Forma -
                            Company and                                  Pro Forma
                            Prior          CJM                ------------------------------
                            Acquisitions   Theaters            Adjustments          Amount
                            -----------    ---------           -----------          ------
                            (Note 1)                           (Note 2)
         ASSETS

 CURRENT ASSETS:
   Cash                         $    795,712    $  1,030,467   $ (1,106,124)   $    720,055
   Inventories                        78,236          15,657           --            93,893
   Other current assets              721,365          31,668        (31,668)        721,365
                                ------------    ------------   ------------    ------------
     Total current
       assets                      1,595,313       1,077,792     (1,137,792)      1,535,313
                                ------------    ------------   ------------    ------------

  PROPERTY AND EQUIPMENT,
   LESS ACCUMULATED
   DEPRECIATION                   25,072,010       2,479,993      1,825,632      29,377,635
                                ------------    ------------   ------------    ------------

  OTHER ASSETS:

   Intangible assets,
    less accumulated
    amortization                  17,560,478            --        4,457,500      22,017,978

   Security deposits
    and other assets                 526,014          30,280        (30,280)        526,014
                                ------------    ------------   ------------    ------------
                                  18,086,492          30,280      4,427,220      22,543,992
                                ------------    ------------   ------------    ------------
                                $ 44,753,815    $  3,588,065   $  5,115,060    $ 53,456,940
                                ============    ============   ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

 Current maturities
  of long-term debt             $  3,637,696    $       --     $    362,500    $  4,000,196

 Current maturities of               491,046            --              --          491,046
   subordinated notes
  payable
 Accounts payable
   and accrued expenses            1,936,235         377,445       (377,445)      1,936,235
                                ------------    ------------   ------------    ------------
     Total current
      liabilities                  6,064,977         377,445        (14,945)      6,427,477
                                ------------    ------------   ------------    ------------
LONG-TERM LIABILITIES:

 Long-term debt,
  less current
    maturities                    22,050,454            --        6,887,500      28,937,954

   Amounts due to officer               --         2,313,489     (2,313,489)           --

   Subordinated notes
    payable, less current
    maturities                     6,599,530            --             --         6,599,530
                                ------------    ------------   ------------    ------------
                                  28,649,984       2,313,489      4,574,011      35,537,484
                                ------------    ------------   ------------    ------------


COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:

   Preferred stock                         8            --                8              16
   Common stock                       21,505            --              625          22,130
   Additional paid-in
    capital                       11,612,016          19,000      1,433,492      13,064,508


   Accumulated deficit            (1,594,675)        878,131       (878,131)     (1,594,675)
                                ------------    ------------   ------------    ------------
      Total stockholders'
       equity                     10,038,854         897,131        555,994      11,491,979
                                ------------    ------------   ------------    ------------
                                $ 44,753,815    $  3,588,065   $  5,115,060    $ 53,456,940
                                ============    ============   ============    ============


                          CLEARVIEW CINEMA GROUP, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (Unaudited)


                            Pro Forma -
                            Company and                         Pro Forma
                            Prior          CJM              -------------------
                            Acquisitions   Theaters         Adjustments   Amount
                            -----------    ---------        -----------   ------
                             (Note 3)                       (Note 4)
THEATER REVENUES:
   Box office                $ 14,659,802    $  3,532,934   $       --      $ 18,192,736
   Concession                   4,063,197       1,015,434           --         5,078,631
   Other                          350,410          12,300           --           362,710
                            -------------     ------------   ------------    ------------
                               19,073,409       4,560,668           --        23,634,077
                            -------------     ------------   ------------    ------------

OPERATING EXPENSES:

   Film rental and
     booking fees               6,951,836       1,608,263           --         8,560,099
   Cost of concession
     sales                        493,655         194,289           --           687,944
   Theater operating
     expenses                   6,798,265       1,695,748           --         8,494,013
   General and
     administrative             1,646,881         114,834           --         1,761,715
   Depreciation and
     amortization               2,646,734         191,781        669,500       3,508,015
                             ------------    ------------   ------------    ------------
                               18,537,371       3,804,915        669,500      23,011,786
                             ------------    ------------   ------------    ------------




OPERATING INCOME (LOSS)           536,038         755,753       (669,500)        622,291

INTEREST EXPENSE                2,711,101         151,409        392,400       3,254,910
                                ---------         -------        -------       ---------

NET INCOME (LOSS) BEFORE
TAXES                          (2,175,063)        604,344     (1,061,900)     (2,632,619)

PROVISION FOR INCOME TAXES           --            25,500        (25,500)           --
                                  -------         -------        -------     ----------

NET INCOME (LOSS)            $(2,175,063)         578,844   $ (1,036,400)   $ (2,632,619)
                              ===========         =======   ============    ============


NET INCOME (LOSS) PER
   SHARE                     $      (.81)                                   $      (.96)
                             ============                                   ============


                          CLEARVIEW CINEMA GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (Unaudited)




                            Pro Forma -
                            Company and                             Pro Forma
                            Prior          CJM              -------------------------
                            Acquisitions   Theaters         Adjustments       Amount
                            -----------    ---------        -----------       ------
                             (Note 3)                       (Note 4)
THEATER REVENUES:
   Box office              $ 18,647,137    $  3,774,264   $       --      $ 22,421,401
   Concession                 4,786,717       1,211,383           --         5,998,100
   Other                        530,990          10,008           --           540,998
                            -----------    ------------   ------------    ------------
                             23,964,844       4,995,655           --        28,960,499
                           ------------    ------------   ------------    ------------

OPERATING EXPENSES:

  Film rental and
    booking fees              8,830,150       1,703,429           --        10,533,579
  Cost of concession
   sales                        540,670         248,766           --           789,436
   Theater operating
     expenses                 8,993,273       1,823,464           --        10,816,737
   General and
    administrative            2,228,297         181,116           --         2,409,413
   Depreciation and
    amortization              3,228,452         314,976        772,000       4,315,428
   Impairment of long-
     lived assets               224,908            --             --           224,908
                           ------------    ------------   ------------    ------------
                             24,045,750       4,271,751        772,000      29,089,501
                           ------------    ------------   ------------    ------------

OPERATING INCOME (LOSS)         (80,906)        723,904       (772,000)       (129,002)
INTEREST EXPENSE
                              3,348,846         182,296        542,700       4,073,842
                           ------------    ------------   ------------    ------------
NET INCOME (LOSS) BEFORE
   TAXES                     (3,429,752)        541,608     (1,314,700)     (4,202,844)

PROVISION FOR INCOME
  TAXES                            --            18,761        (18,761)           --
                           ------------    ------------   ------------    ------------
NET INCOME (LOSS)          $ (3,429,752    $    522,847   $ (1,295,939)   $ (4,202,844)
                           ------------    ------------   ------------    ------------

 NET INCOME (LOSS) PER
    SHARE                  $     (1.27)                                   $     (1.48)
                           ------------                                  -------------


                          CLEARVIEW CINEMA GROUP, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In December 1997, the Company acquired substantially all of the assets, including inventories, leasehold interests, equipment and various operating contracts of the CJM Theaters at Kin-Mall, Middlebrook, Cedar Grove and Bellevue (the "CJM Theaters") for $7.25 million in cash obtained from the Company's credit facility, 62,500 shares of common stock of the Company valued at approximately $703,000 and 1,500 shares of the Company's Class B Non-Voting Cumulative Preferred Stock (the "Class B Preferred Stock"), of which 750 shares are not issuable if any other party receives all governmental approvals to build a new theater at or around a specified location by December 12, 1999.

NOTE 1 - Basis of Presentation

          The pro forma condensed consolidated balance sheet as of September 30, 1997 has been derived from the NF Form 8-K/A. The NF Form 8-K/A included the Company's historical balance sheet as reflected in its September 30, 1997 Form 10-QSB, (which included all of the Company's acquisitions through September 30, 1997) and the pro forma balance sheet reflecting the NF Acquisition. The pro forma condensed consolidated balance sheet included herein also includes the balance sheet of the CJM Theaters and the pro forma adjustments as described in Note 2.

          The CJM Acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, the results of operations of an acquired entity are included in the Company's historical  consolidated  financial  statements  from its  acquisition date. Under that method of accounting, the acquired assets are included based on the allocation of their aggregate purchase price as of their date of acquisition. The Company acquired from CJM Entertainment, Inc. the operations of the CJM Theaters and certain leasehold interests and the theater equipment of the four theater locations. Cash, other current assets, other assets, amounts due to officer and accounts payable and accrued expenses of the acquired theaters will remain the property of, or the obligation of, the seller, CJM Entertainment, Inc. The net equity of the theaters acquired has been eliminated in combination.

                          CLEARVIEW CINEMA GROUP, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Acquisition of the CJM Theaters

             The purchase price of the CJM Acquisition is approximately $8.76 million, including the issuance of the common stock and the Class B Preferred Stock (excluding contingent shares) and estimated costs of approximately $60,000. An allocation of the purchase price, based on current management estimates, is as follows:

                 Leasehold improvements               $2,425,000
                 Equipment                             1,880,625
                 Covenant not to compete               2,089,000
                 Goodwill                              2,368,500
                                                       ---------

                                                                     $ 8,763,125

                 Less: Carrying value of assets in
                       the historical financial
                       statements of the

                       CJM Theaters -
                       Property and equipment                        $ 2,479,993

                 Adjustment to  carrying  value  of
                 assets acquired                                     $ 6,283,132

                 The  adjustment  to  the  carrying
                  value ofthe assets acquired is
                  recorded as follows:

                  Increase in property and
                    equipment                                       $  1,825,632
                  Increase in intangible assets                     $  4,457,500
                                                                    ------------
                                                                    $  6,283,132



             The pro forma adjustments to the September 30, 1997 pro forma balance sheet also include bank financing for $7.25 million, the issuance of 750 shares of Class B Preferred Stock valued at $750,000 and the issuance of 62,500 shares of common stock in connection with the CJM Acquisition. An additional 750 shares of Class B Preferred Stock, which will be issued only after certain conditions are satisfied, are not recorded herein based on the contingent nature of the issuance.


 NOTE  3  -  Pro   Forma  Condensed  Consolidated  Statements  of  Operations

             The pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 includes (in column 1) the pro forma statement of operations as derived

                          CLEARVIEW CINEMA GROUP, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

             from the Company's recent filing of its NF Form 8-K/A. This pro forma column includes the Company's historical statement of operations and the pro forma statement of operations for all prior acquisitions (including the NF Acquisition) for the nine months ended September 30, 1997. The pro forma condensed consolidated statement of operations for the year ended December 31, 1996 includes (in column 1) the pro forma statement of operations as derived from the Company's recent filing of its NF Form 8-K/A. This pro forma column includes the Company's historical statement of operations as derived from the Company's Form SB-2 and the pro forma statement of operations for all prior acquisitions, including the NF Acquisition, for the year ended December 31, 1996.

 NOTE 4 - Pro Forma Adjustments

             Pro forma adjustments to the pro forma statements of operations at September 30, 1997 and December 31, 1996 have been made for the following:

             a) Increase to depreciation expense resulting from the increase in the carrying value of the acquired theaters' property and equipment.


             b) Increase in amortization expense to reflect, over a 15 year period, the amortization of the excess of cost over the fair value of assets acquired ("goodwill") and, over a five-year period, the covenant not to compete and,

             c)  Increase in interest  expense to reflect the  interest  cost of
                 debt  obligations   incurred  as  if  the  related  acquisition
                 financing had occurred on January 1, 1996.

             d)  Elimination of income tax expense.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CLEARVIEW CINEMA GROUP, INC.

                                        By:  /s/ A. Dale Mayo
                                             --------------------------------
                                             A. Dale Mayo
                                             Chairman of the Board, President
                                             and Chief Executive Officer

  Date:  February 21, 1998

         Exhibit
          Index

                                                                     Sequential
          Exhibit No.                  Document                      Page No.
          -----------                  --------                      --------

            2.01    Agreement and Plan of Reorganization dated       previously
                    as of November 14, 1997 by and among the         filed
                    Clearview Cinema Group, Inc., CCC Bellevue
                    Cinema Corp., The New Bellevue Theater
                    Corp. and Jesse Sayegh

           2.02     Asset Purchase Agreement dated as of             previously
                    November 14, 1997 by and among Clearview         filed
                    Cinema Group, Inc., CCC Cedar Grove Cinema
                    Corp., C.J.M. Enterprises, Inc. and Jesse
                    Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997

           2.03     Asset Purchase Agreement dated as of             previously
                    November 14, 1997 by and among Clearview         filed
                    Cinema Group, Inc., CCC Kin Mall Cinema
                    Corp., Kin Mall Cinemas, Inc., C.J.M.
                    Enterprises, Inc. and Jesse Sayegh, as
                    amended by Amendment No. 1 to Asset
                    Purchase Agreement dated as of December
                    12, 1997

           2.04     Asset Purchase Agreement dated as of             previously
                    November 14, 1997 by and among Clearview         filed
                    Cinema Group, Inc., CCC Middlebrook Cinema
                    Corp., Middlebrook Galleria Cinemas, Inc.
                    and Jesse Sayegh, as amended by Amendment
                    No. 1 to Asset Purchase Agreement dated as of December 12, 1997

           9.01     Voting Trust Agreement dated as of               previously
                    December 12, 1997 by and among The New           filed
                    Bellevue Theater Corp., Jesse Sayegh and
                    A. Dale Mayo, as Trustee

          10.01     Lease dated December 1997 between Jesse Y.       previously
                    Sayegh and CCC Bellevue  Cinema Corp.            filed
                    together with Rider to Lease, as amended by Rider Attachment to Lease dated
                    December 12, 1997

          10.02     Registration Rights Agreement dated as of        previously
                    December 12, 1997 by and among Clearview         filed
                    Cinema Group, Inc., The New Bellevue
                    Theater Corp. and Jesse Sayegh

          10.03     Assignment and Assumption and Consent to         previously
                    Assignment of Lease dated December 12,           filed
                    1997 by and among Jesse Sayegh, CCC Cedar
                    Grove Cinema Corp., Clearview Cinema
                    Group, Inc. and Leonard Diener Investment
                    Company, assigning that certain Lease
                    Agreement by and between Beatrice Diener d/b/a/ Leonard Diener Investment Company and Jessee Sayegh dated May 29, 1990, as amended by letter dated March 26, 1997

          Exhibit
          Index

                                                                     Sequential
          Exhibit No.                  Document                      Page No.
          -----------                  --------                      --------

          10.04     Assignment and Assumption and Consent to         previously
                    Assignment of Lease dated December 12,           filed
                    1997 by and among Jesse Sayegh, CCC Kin
                    Mall Cinema Corp., Clearview Cinema Group,
                    Inc. and C.J.M. Enterprises, Inc.,
                    assigning that certain Lease by and
                    between Lester M. Entin Associates and
                    C.J.M. Enterprises, Inc. dated December
                    17, 1991, as amended by First Amendment to lease dated December 31, 1996

          10.05     Assignment and Assumption and Consent to         previously
                    Assignment of Lease dated December 12,           filed
                    1997 by and among Jesse Sayegh, CCC
                    Middlebrook Cinema Corp., Clearview Cinema
                    Group, Inc., Westwood Oaks, Inc. and
                    Westwood Oaks Associates, assigning that certain Lease by and between Westwood
                    Oaks, Inc. and Jesse Sayegh dated
                    September 28, 1993, together with Rider LC to Lease

          10.06     Amended and Restated Credit Agreement dated      previously
                    as of September  12,  1997 by and                filed
                    among Clearview Cinema Group, Inc., its wholly-owned subsidiaries and The Provident
                    Bank

          10.07     First Amendment to Amended and Restated          previously
                    Credit Agreement dated as of December 12,        filed
                    1997 by and among Clearview Cinema Group,
                    Inc., et al. and The Provident Bank